                                                                    EXHIBIT 10.4



             THE REGISTERED HOLDER HEREOF HAS REPRESENTED TO THE ISSUER OF THE SHARES REPRESENTED HEREBY THAT IT HAS ACQUIRED SUCH SECURITIES FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION. ACCORDINGLY, SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUBSEQUENTLY REGISTERED THEREUNDER OR AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE.

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THE SECURITIES PURCHASE AGREEMENT DATED NOVEMBER 14, 2001, AS AMENDED, MODIFIED OR RESTATED FROM TIME TO TIME, AMONG THE ISSUER (THE "CORPORATION") AND THE OTHER PARTIES THERETO. THE TERMS OF SUCH AGREEMENT INCLUDE, AMONG OTHER OBLIGATIONS, EQUITY COMMITMENT OBLIGATIONS. FAILURE TO SATISFY SUCH OBLIGATIONS COULD SUBJECT THE HOLDER OF SUCH SECURITIES TO CERTAIN NEGATIVE EVENTS MORE FULLY DESCRIBED IN SUCH AGREEMENT. COPIES OF SUCH AGREEMENT WILL BE FURNISHED TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST OF THE CORPORATION.

No. of Shares of                                               Warrant No. W-3
Class A Common Stock:  452,343
                                                               November 14, 2001



                                     WARRANT

                       TO PURCHASE CLASS A COMMON STOCK OF

                                LPA HOLDING CORP.

                  THIS IS TO CERTIFY THAT LPA Investment, LLC, or its registered assigns, is entitled to purchase in whole or in part from time to time from LPA Holding Corp., a Delaware corporation (the "Issuer"), at any time on and after the Effective Date (as hereinafter defined), but not later than 5:00 p.m., New York time, on November 14, 2011 (the "Expiration Date"), shares of Class A Common Stock (as hereinafter defined) at a purchase price of $0.01 per share (the "Exercise Price"), subject to the terms and conditions provided herein and in the Purchase Agreement (as hereinafter defined). The number of shares of Class A Common Stock for which this Warrant shall be exercisable and the Exercise Price are subject to adjustment from time to time as provided herein.

                  This Warrant is issued pursuant to the Securities Purchase Agreement dated as of November 14, 2001 (as modified and supplemented and in effect from time to time, the

"Purchase Agreement") among the Issuer, LPA tInvestment LLC, a Delaware limited liability company ("LPA Investment"), and the other parties thereto from time to time.

         SECTION 1. CERTAIN DEFINITIONS.

                           (i) Each capitalized term used herein without
                  definition shall have the meaning assigned thereto (or incorporated by reference) in the Purchase Agreement.

                           (ii) As used herein, the following terms shall have
                  the following meanings (all terms defined in this Section 1 or in other provisions of this Warrant in the singular to have the same meanings when used in the plural and vice versa):

                  "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, controls, is under common control with, or is owned or controlled by, such specified Person. For purposes of this definition,

                                    (A) "control" means, with respect to any
                           specified Person, the power to direct the management or policies of the specified Person through the ownership of voting securities, by contract, voting agreement or otherwise, and

                                    (B) the terms "controlling", "control with"
                           and "controlled by", etc. shall have meanings correlative to the foregoing.

                  "Board" shall mean the Board of Directors of the Issuer.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks are authorized or required to close in New York, New York or Kansas City, Kansas.

                  "Class A Common Stock" shall mean the Issuer's Class A Common Stock, $.01 par value per share.

                  "Class B Common Stock" shall mean the Issuer's Class B Common Stock, $.01 par value per share.

                  "Common Stock" shall mean the Class A Common Stock and the Class B Common Stock.

                  "Current Market Price" shall mean, as to any security, the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., in New York City, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the

National Quotation Bureau, Incorporated, or any similar or successor organization (and in each such case (i) averaged over a period of 21 days consisting of the day immediately preceding the day as of which "Current Market Price" is being determined and the 20 consecutive Business Days prior to such immediately preceding day and (ii) excluding any trades that are not bona fide, arm's length transactions). If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Current Market Price" of such security shall be the fair market value thereof as determined by the Board in good faith, using an appropriate valuation method, assuming an arms-length sale to an independent party. In determining the fair market value of any class or series of Common Stock, a sale of all of the issued and outstanding Common Stock of the Issuer will be assumed, and assuming the conversion or exchange of all securities then outstanding that are convertible into or exchangeable for Common Stock and the exercise of all rights and warrants (including the Warrants) then outstanding and exercisable to purchase shares of such stock or securities convertible into or exchangeable for shares of such stock; provided, however that such assumption will not include those securities, rights and warrants convertible into Common Stock where the conversion, exchange or exercise price per share is greater than the fair market value; provided, further, however, that fair market value shall be determined with regard to the relative priority of each class or series of Common Stock (if more than one class or series exists.)

                  "Effective Date" shall mean the date set forth on the first page of this Warrant.

                  "Exercise Notice" shall have the meaning assigned to such term in Section 2(a)(i) hereof.

                  "Exercise Price" shall have the meaning assigned to such term in the first paragraph of this Warrant.

                  "Expiration Date" shall have the meaning assigned to such term in the first paragraph of this Warrant.

                  "Holder" shall mean the registered holder of this Warrant.

                  "include" and "including" shall be construed as if followed by the phrase ", without being limited to,".

                  "Issuer" shall have the meaning assigned to such term in the first paragraph of this Warrant.

                  "Majority Holders" shall mean those Persons holding a majority of the Warrants issued in connection with the Purchase Agreement.

                  "NASDAQ System" shall mean the National Association of Securities Dealers Automated Quotation System.

                  "Person" shall be construed broadly and shall include any natural person, company, partnership, joint venture, corporation, limited liability company, business trust, unincorporated organization or Governmental Entity.

                  "Purchase Agreement" shall have the meaning assigned to such term in the second paragraph of this Warrant.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Stockholders Agreement" shall mean the Stockholders Agreement dated as of May 11, 1998 among the Issuer, LPA Investment and the other signatories thereto, as amended, modified, supplemented or restated and in effect from time to time.

                  "Warrant" shall mean this Warrant originally issued by the Issuer pursuant to the Purchase Agreement and all warrants issued upon transfer, division, or combination of, or in substitution for, this Warrant. All Warrants shall be substantially in the form of Exhibit A attached to the Purchase Agreement except that the Warrants need not bear the legends appearing on the first page of this Warrant from and after such time as the restrictions set forth therein no longer apply.

                  "Warrant Holder" shall mean any Person who acquires Warrants or Warrant Stock pursuant to the provisions of the Purchase Agreement or any Warrant, including any transferees of Warrants or Warrant Stock.

                  "Warrant Stock" shall mean (i) all shares of Class A Common Stock issued or issuable from time to time upon exercise of this Warrant, (ii) all other securities or other property issued or issuable upon any such exercise and (iii) any securities distributed with respect to the securities referred to in the preceding clauses (i) and (ii): provided, however, that the term "Warrant Stock" shall not include shares of Class A Common Stock or other securities following the time such shares or other securities have been sold in a public offering registered under the Securities Act or sold under Rule 144 promulgated thereunder. As used in this Warrant, the phrase "Warrant Stock then held" shall mean Warrant Stock held at the time of determination by the Holder, and shall include Warrant Stock issuable upon exercise of any Warrants held at the time of determination by such Holder.

         SECTION 2. EXERCISE OF WARRANT.

                  (i) On and after the Effective Date and until 5:00 p.m. in New York City on the Expiration Date, the Holder may exercise this Warrant, on one or more occasions, on any Business Day, in whole or in part, by delivering to the Issuer, at its office maintained for such purpose pursuant to Section 5(a) hereof:

                           (A) a written notice of the Holder's election to
                  exercise this Warrant, which notice shall be substantially in the form of Exhibit A attached hereto and shall be properly completed (the "Exercise Notice"),

                           (B) payment of the Exercise Price (payable as set
                  forth in Section 2(b) below) for the Warrant Stock as to which this Warrant is being exercised, and

                           (C) this Warrant.

         Except to the extent necessary to cause the number of shares of Class A Common Stock deliverable as provided in Section 2(b) to be a whole number of shares, this Warrant shall be exercisable in part only for a whole number of shares.

                           (ii) At the option of the Holder, the Exercise Price
                  shall be payable

                                    (A) in cash or by certified or official bank
                           check payable to the order of the Issuer; or

                                    (B) by delivery of this Warrant to the
                           Issuer for cancellation in accordance with the further provisions of this Section 2(b).

In exchange for the portion of this Warrant that is being exercised at such time, the Holder shall receive the number of shares of Class A Common Stock determined by multiplying (A) the number of shares of Class A Common Stock for which this Warrant is being exercised at such time by (B) a fraction, (1) the numerator of which shall be the difference between (x) Current Market Price per share of Class A Common Stock at such time and (y) the Exercise Price per share of Class A Common Stock, and (2) the denominator of which shall be the Current Market Price per share of Class A Common Stock at such time. The Issuer shall issue a new Warrant for the portion, if any, of this Warrant not being exercised as provided in Section 2(f).

                           (iii) Subject to the provisions of Section 2(d), upon
                  receipt of an Exercise Notice, the aggregate Exercise Price payable and this Warrant, the Issuer shall, as promptly as practicable and in any event within five (5) Business Days thereafter, issue one or more stock certificates representing the aggregate number of shares of Class A Common Stock to which the Holder is entitled and transfer to the Holder of this Warrant appropriate evidence of ownership of other securities or property (including any cash) to which the Holder is entitled, in such denominations, and registered or otherwise placed in, or payable to the order of, such name or names, as may be directed in writing by the Holder, and shall deliver such stock certificates, evidence of ownership and any other securities or property (including any cash) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share (or fractional interest in any other security), as hereinafter provided. The Issuer shall pay all expenses in connection with, and any and all documentary, stamp or similar issue or transfer taxes of the United States or any state thereof payable in respect of, the issue or delivery of the Warrant Stock upon exercise of this Warrant. However, the Issuer shall not be required to pay any tax or other charge imposed in connection with any assignment or transfer involved in the issue of any certificate or other evidence of ownership of Warrant Stock.

                           (iv) The Holder's election to exercise this Warrant
                  may, in the sole discretion of the Holder, be conditioned upon, and in such event, the exercise shall be subject in all respects to, the consummation of a sale of the Issuer, the public offering of any class of the Issuer's Common Stock registered under the Securities Act or other similar transaction involving the Issuer, as specified in the Exercise Notice. If any exercise of this Warrant is so conditioned, then, subject to delivery of the items required by Section 2(c), the Issuer shall deliver the certificates and other evidence of ownership of other securities or other property in such manner as the Holder shall direct as required in connection with the consummation of the transaction upon which the exercise is conditioned. At any time that the Holder shall give notice to the Issuer that such transaction has been abandoned or the Holder has withdrawn from participation in such transaction, the Issuer shall return the items delivered pursuant to
                  Section 2(c) and the Holder's election to exercise this Warrant shall be deemed rescinded.

                           (v) The stock certificate or certificates or other
                  evidence of ownership of Warrant Stock to be delivered pursuant to Section 2(c) hereof shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall, to the extent permitted by law, be deemed to have become a holder of record of the Warrant Stock represented thereby, including having the right to vote any voting securities included therein or to consent or to receive notice as a shareholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and this Warrant is received by the Issuer as aforesaid, (subject, in the case of any exercise to which Section 2(d) applies, to the consummation of the transaction upon which such exercise is conditioned) notwithstanding that the transfer books of the Company shall then be closed or that such certificates or other evidence of ownership shall not then actually have been delivered to the Holder.

                           (vi) If this Warrant shall have been exercised only
                  in part, the Issuer shall, at the time of delivery of the certificate or certificates or other evidence of ownership of Warrant Stock, execute and deliver to the Holder, without charge, a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, except for any legend hereon to the extent no longer required pursuant to the Purchase Agreement or the Stockholders Agreement.

                           (vii) The Issuer shall not be required to issue any
                  fractional share of Class A Common Stock (or fractional interest in any other security) upon exercise of this Warrant. As to any fraction of a share (or fractional interest in any other security) that the Holder would otherwise be entitled to receive upon such exercise, the Issuer shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Class A Common Stock (and/or other security) on the date of exercise; provided, however, that in the event that the Issuer undertakes a reduction in the number of shares of Class A Common Stock or other securities outstanding, it shall be required to issue fractional shares or fractional interests in such other securities to the Holder if the Holder exercises all (but not part) of this Warrant, unless the Holder shall have consented in writing to such reduction and provided the Issuer with a written waiver of its right to receive fractional shares or interests in accordance with this paragraph. If the Holder shall exercise more than one Warrant in the same transaction, any payment in respect of fractional shares (or other fractional interests) shall be based on the final fraction resulting from aggregating all such exercises.

                           (viii) The Issuer hereby agrees at all times to keep
                  reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares (or treasury shares) of Class A Common Stock or other securities of the Issuer from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares and other securities shall be duly authorized and, when issued upon exercise of this Warrant in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except to the extent of any applicable provisions set forth in the Purchase Agreement or Stockholders' Agreement) and free and clear of all preemptive or similar rights.

                           (ix) If the issuance of any shares of Class A Common
                  Stock or other securities required to be reserved for purposes of the exercise of this Warrant requires the registration with, or approval of, any governmental authority or requires listing on any national securities exchange or national market system before such shares or other securities may be so issued, the Issuer shall at its expense use its best efforts to cause such shares to be duly registered, approved or listed, as the case may be, so that such shares or other securities may be issued in accordance with the terms hereof; provided, however, that this provision shall not obligate the Issuer to register such shares or other securities under the Securities Act or qualify them under state securities or blue sky laws.

         SECTION 3. TRANSFER, DIVISION AND COMBINATION.

                           (i) This Warrant may not be Transferred other than in
                  accordance with Section 6.3 of the Purchase Agreement.

                           (ii) This Warrant may be exchanged for, or combined
                  with, other Warrants upon presentation of this Warrant and any other Warrants with which this Warrant is to be combined to the Issuer, together with a written notice specifying the denominations in which a new Warrant or Warrants are to be issued, signed by the Holder. The Issuer shall execute and deliver a new Warrant or Warrants to the Holder in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                           (iii) The Issuer shall maintain books for the
                  registration and transfer of the Warrants, and shall allow each Warrant Holder to inspect such books at such reasonable times as such holder shall request.

         SECTION 4. ADJUSTMENTS.

                           (i) Dividends and Distributions. If at any time the
                  Issuer shall pay any dividend or make any other distribution to holders of its Class A Common Stock of any cash, evidence of indebtedness or other property (including any rights or warrants to purchase any securities of the Issuer) of any nature whatsoever (other than as contemplated by Sections 4(b), 4(c)(i)(A) and 4(d)(i)(A)), the Issuer shall at the same time pay or distribute to the Holder (whether or not the Holder exercises this Warrant) the cash, evidence of indebtedness or other property the Holder would have been entitled to receive if such Holder had exercised this Warrant immediately prior to the record date for such dividend or distribution.

                           (ii) Subdivisions and Combinations. If at any time
                  the Issuer shall

                                    (A) take a record of the holders of its
                           Common Stock for the purpose of entitling them to receive a dividend or other distribution of Common Stock;

                                    (B) subdivide, split or reclassify its
                           outstanding shares of Common Stock into a larger number of shares of Common Stock; or

                                    (C) combine its outstanding shares of Common
                           Stock into a smaller number of shares of Common
                           Stock;

then immediately after the occurrence of any such event (A) the number of shares of Class A Common Stock issuable upon exercise of this Warrant shall be adjusted so as to equal the number of shares of Class A Common Stock the Holder would have held immediately after the occurrence of such event (in the case of an event referred to in clause (i), after giving effect to such dividend or distribution) if the Holder had exercised this Warrant immediately prior to the occurrence of such event and (B) the Exercise Price shall be adjusted to be equal to (x) the Exercise Price immediately prior to the occurrence of such event multiplied by (y) a fraction (1) the numerator of which is the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately prior to the adjustment in clause (A) and (2) the denominator of which is the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately after the adjustment in clause (A).

                           (iii) Merger, Consolidation or Disposition of Assets.
                  If the Issuer shall merge, consolidate or effect a share exchange with another entity, or shall sell, transfer or otherwise dispose of all or substantially all of its assets to another entity and pursuant to the terms of such merger, consolidation, share exchange or disposition of assets, cash, shares of Common Stock or other securities of the successor or acquiring entity, or property of any nature is to be received by or distributed to the holders of Common Stock of the Issuer, then the Holder shall be entitled to receive in respect of the Warrant Stock issuable upon exercise of this Warrant, the amount of cash, shares of Common Stock, other securities or other property that it would have been entitled to receive if such Holder had exercised this Warrant in full immediately prior to the occurrence of such merger, consolidation, share exchange or disposition of assets. In the case of any such merger, consolidation, share exchange or disposition of assets, the successor or acquiring entity (and any Affiliate thereof issuing securities) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the

                  Issuer and all of the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board and reasonably acceptable to the Majority Holders) in order to provide for adjustments of the Warrant Stock issuable upon exercise of this Warrant that shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. The foregoing provisions shall similarly apply to successive mergers, consolidations, share exchanges and dispositions of assets.

                           (iv) Capital Reorganization or Capital
                  Reclassification. If the Issuer shall effect any capital reorganization or any reclassification of its capital stock (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), then in each case the Issuer shall cause effective provision to be made so that this Warrant shall be exercisable for the kind and number of shares of stock, other securities, cash or other property to which a holder of the Warrant Stock deliverable upon exercise of this Warrant would have been entitled upon such reorganization or reclassification and any such provision shall include adjustments in respect of such stock, securities or other property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4 with respect to this Warrant.

                           (v) Other Action Affecting Common Stock. If at any
                  time or from time to time the Issuer shall take any action affecting its Common Stock, other than any action described in this Section 4, then, unless such action will not have an adverse effect upon the Holder's rights, the number of shares of Warrant Stock issuable upon exercise of this Warrant and exercise price therefore shall be adjusted in such manner and at such time as the Board shall in good faith determine (such determination to be reasonably acceptable to the Majority Holders) to be equitable in the circumstances, but no such adjustment shall decrease the number of shares of Warrant Stock issuable upon exercise of this Warrant or increase the exercise price therefore.

                           (vi) Notice of Adjustments. Whenever the number of
                  shares of Warrant Stock issuable upon exercise of this Warrant shall be adjusted pursuant to this Agreement, the Issuer shall forthwith obtain a certificate signed by a firm of independent accountants of recognized national standing selected by the Issuer setting forth, in reasonable detail, the event requiring the adjustment, the method by which such adjustment was calculated and specifying the number of shares of Warrant Stock issuable upon exercise of this Warrant after giving effect to such adjustment. The Issuer shall promptly cause a signed copy of such certificate to be delivered to the Holder. The Issuer shall keep at its office maintained for purposes of
                  Section 5(a) hereof copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the registered Holder hereof.

                           (vii) No Impairment. The Issuer will not, by
                  amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this
                  Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

                           (viii) Miscellaneous. The computations of all amounts
                  under this Section 4 shall be made assuming all other anti-dilution or similar adjustments to be made to the terms of all other securities resulting from the transaction causing an adjustment pursuant to this Section 4 have previously been made so as to maintain the relative economic interest of this Warrant vis a vis all other securities issued by the Issuer.

                           (ix) Par Value. The Issuer shall take or cause to be
                  taken such steps as shall be necessary to ensure that the par value per share of Class A Common Stock is at all times less than or equal to the Exercise Price.

                           (x) Minimum Adjustment of Exercise Price. No
                  adjustment of the Exercise Price shall be made in an amount of less than 10% of the Exercise Price in effect at the time of such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 10% of such Exercise Price; provided, however, that all carried forward adjustments shall be made on the exercise of the Warrant.

         SECTION 5. MISCELLANEOUS.


                           (i) Office of Issuer. So long as this Warrant remains
                  outstanding, the Issuer shall maintain an office in the continental United States where the Warrants may be presented for exercise, transfer, division or combination as provided in this Warrant. Such office shall be at 14 Corporate Woods, 8717 West 110th Street, Suite 300, Overland Park, Kansas 66210, unless and until the Issuer shall designate and maintain some other office for such purposes and give notice thereof to the Holder.

                           (ii) Notices Generally. Any notices and other
                  communications pursuant to the provisions hereof shall be sent in accordance with the provisions of Section 7.5 of the Purchase Agreement.

                           (iii) Governing Law. This Warrant shall be governed
                  by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws rules. The Issuer agrees that it may be served with process in the State of

                  New York and any action for breach of this Warrant may be prosecuted against it in the courts of such State or any Federal court located in such State.

                           (iv) Limitation of Liability. Except as otherwise
                  provided herein, this Warrant does not entitle the Holder to any voting rights or other rights of a shareholder of the Issuer, as a shareholder. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Class A Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Issuer, whether such liability is asserted by the Issuer, by any creditor of the Issuer or any other Person.

                           (v) Loss or Destruction of Warrant. Upon receipt by
                  the Issuer of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction), if requested by the Issuer, of reasonably satisfactory indemnification (if the Holder is a financial institution or an Affiliate thereof, its own agreement being satisfactory), or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Issuer shall, without charge, execute and deliver a new Warrant exercisable for the same amount of Warrant Stock.

                           (vi) Amendments and Waivers. Any provision of this
                  Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Issuer and the Majority Holders (provided than no amendment that treats a particular Holder in a non-ratable, discriminatory fashion shall be effective against such Holder without its consent) and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                                    * * * * *

                  IN WITNESS WHEREOF, the Issuer has caused this Warrant to be executed by its duly authorized officers and the Warrant to be dated as of the date first set forth above.


                                 LPA HOLDING CORP.



                                 By:   /s/ Jeffrey Fletcher
                                    -----------------------------
                                    Name: Jeffrey Fletcher
                                    Title: Secretary and Chief Financial Officer

                                                            EXHIBIT A TO WARRANT

                             FORM OF EXERCISE NOTICE

                (To be executed by the registered holder hereof)

                  The undersigned registered owner of this Warrant exercises this Warrant for the purchase of ________ shares of Class A Common Stock of LPA Holding Corp., a Delaware corporation, and herewith makes payment therefor of $__________ (such payment being made [check one] (x) [ ] in cash or by certified or official bank check or (y) [ ] by acceptance of a reduced number of shares of Class A Common Stock upon cancellation of this Warrant as provided in Section 2(b) of this Warrant, all on the terms and conditions specified in this Warrant, and requests that

                  (a) certificates and/or other instruments covering such shares of Class A Common Stock be issued in accordance with the instructions given below and

                           (i) if such shares of Class A Common Stock shall not
                  include all of the shares of Class A Common Stock to which the Holder is entitled under this Warrant, that a new Warrant for the unpurchased balance of the shares of Class A Common Stock issuable hereunder be delivered to the undersigned. References in this Exercise Notice to "Class A Common Stock" shall include other securities or other property to the extent included in Warrant Stock.

                  The undersigned agrees that the shares to be issued upon exercise of this Warrant may not be offered, sold, assigned, pledged, hypothecated or otherwise transferred or disposed of except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, and applicable provisions of state securities laws.

                  [This Exercise Notice is being delivered contingent upon the consummation of [describe transaction] as contemplated by Section 2(d) of this Warrant].*

Dated:
      ----------------------

                                          --------------------------------------
                            (Signature of Registered Holder)**



Instructions for issuance and
registration of shares of
Class A Common Stock:

                                        Social Security or Other
----------------------------            Identifying Number:
Name of Registered Holder                                  ---------------------
(please print)

----------------------------
*     Include if applicable.


** The signature must correspond with the name as written upon the face of the attached Warrant in every particular, without alteration.

Please deliver certificate to
the following address:



-----------------------------------
Street


-----------------------------------
City, State and Zip Code